Exhibit 99.1

         Pope Resources Reports Third Quarter Earnings of $1.4 Million

     POULSBO, Wash.--(BUSINESS WIRE)--Oct. 20, 2004--Pope Resources (Nasdaq:POPEZ) reported net income of $1.4 million, or 30 cents per diluted ownership unit, on revenues of $8.1 million for the third quarter ended September 30, 2004. This compares to net income of $941,000, or 21 cents per diluted ownership unit, on revenues of $6.6 million, for the same period in 2003.
     Net income for the nine months ended September 30, 2004 totaled $9.4 million, or $2.04 per diluted ownership unit, on revenues of $31.7 million. Net income for the corresponding period in 2003 totaled $3.5 million, or 78 cents per diluted ownership unit, on revenues of $21.4 million.
     "We continue to enjoy stronger timber markets in 2004 relative to 2003, which, when combined with the additional harvest volume from a timberland acquisition that closed in January 2004, resulted in another strong quarter," said David L. Nunes, President and CEO. "Our third quarter average log prices jumped 13% from the corresponding quarter in 2003 and are also up 10% on a year-to-date basis as compared to 2003. Combined with year-to-date harvest volumes that were up 13 million board feet (MMBF), or 35%, from a year ago, we have more than doubled our first nine months' bottom line compared to last year. The increase in year-to-date harvest volume from 2003 to 2004 accounts for more than half of the year-over-year $5.9 million improvement in net income. Most of this volume lift is attributable to our increase in planned annual harvest from 45 MMBF in 2003 to 58 MMBF in 2004 as a result of the January 2004 timberland acquisition. The other contributing factor in our stronger year-to-date results was the $1.9 million Heritage Park real estate sale that closed in the second quarter of 2004. Since we have harvested 88% of planned annual volume through the third quarter of 2004, fourth quarter results are expected to be only modestly profitable."
     The financial schedules attached to this earnings release provide detail on individual segment results and operating statistics.

     About Pope Resources

     Pope Resources, a publicly traded limited partnership, and its subsidiaries Olympic Resource Management and Olympic Property Group, own over 117,000 acres of timberland and development property in Washington. In addition, we provide forestry consulting and timberland investment management services to third-party owners and managers of timberland in Washington, Oregon, and California. The company and its predecessor companies have owned and managed timberlands and development properties for more than 150 years. Additional information on the company can be found at www.orm.com. The contents of our website are not incorporated into this release or into our filings with the Securities and Exchange Commission.

     This press release contains a number of projections and statements about our expected financial condition, operating results, business plans and objectives. These statements reflect management's estimates based on current goals and its expectations about future developments. Because these statements describe our goals, objectives, and anticipated performance, they are inherently uncertain, and some or all of these statements may not come to pass. Accordingly, they should not be interpreted as promises of future management actions or financial performance. Our future actions and actual performance will vary from current expectations and under various circumstances the results of these variations may be material and adverse. Some of the factors that may cause actual operating results and financial condition to fall short of expectations include factors that affect our ability to anticipate and respond adequately to fluctuations in the market prices for our products; environmental and land use regulations that limit our ability to harvest timber and develop property; labor, equipment and transportation costs that affect our net income; and economic conditions that affect consumer demand for our products and the prices we receive for them. Other factors are set forth in that part of our Annual Report on Form 10-K entitled "Management's Discussion & Analysis of Financial Condition and Results of Operation - Risks and Uncertainties." Other issues that may have an adverse and material impact on our business, operating results, and financial condition include those risks and uncertainties discussed in our other filings with the Securities and Exchange Commission. Forward-looking statements in this release are made only as of the date shown above, and we cannot undertake to update these statements.
     Management considers earnings (net income or loss) before interest expense, income taxes, depreciation, depletion and amortization (EBITDDA) to be a relevant and meaningful indicator of liquidity and earnings performance commonly used by investors, financial analysts and others in evaluating companies in its industry and, as such, has provided this information in addition to the generally accepted accounting principle-based presentation of net income or loss and cash from operations. In that context, "depletion" refers to a measure of the reduction in value of timberland upon the harvest of growing timber from that land.

            Pope Resources, A Delaware Limited Partnership
                              Unaudited

                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (all amounts in $000's except income
                                               per unit)

                                 Three months ended Nine months ended
                                      Sept.30,           Sept. 30,
                                     2004     2003      2004     2003

Revenues                          $ 8,051  $ 6,565  $ 31,671  $21,357
Costs and expenses:
 Cost of sales                     (3,269)  (2,758)  (11,885)  (8,757)
 Operating expenses                (2,723)  (2,179)   (8,206)  (6,974)
                                   -------  -------  --------  -------
Opertaing income                    2,059    1,628    11,580    5,626
 Interest, net                       (698)    (687)   (2,224)  (2,095)
                                   -------  -------  --------  -------
Income before income taxes          1,361      941     9,356    3,531
Income tax benefit/(provision)          -        -         -       (3)
                                   -------  -------  --------  -------
Net income                          1,361      941     9,356    3,528
                                   =======  =======  ========  =======

Average units outstanding - Basic
 (000's)                            4,522    4,518     4,520    4,518
Average units outstanding -
 Diluted (000's)                    4,608    4,524     4,588    4,520

Basic net income per unit         $  0.30  $  0.21  $   2.07  $  0.78
Diluted net income per unit       $  0.30  $  0.21  $   2.04  $  0.78


                                          CONSOLIDATED BALANCE SHEETS
                                            (all amounts in $000's)

                                                       Sept. 30,
                                                    2004       2003
Assets:
 Cash and short-term investments                  $  10,089  $  9,487
 Other current assets                                 2,713     3,238
 Roads and timber                                    53,306    48,405
 Properties and equipment                            25,768    23,689
 Other assets                                         1,358     1,494
                                                  ---------- ---------
     Total                                           93,234    86,313
                                                  ========== =========
Liabilities and partners' capital:
 Current liabilities                                  4,772     3,414
 Long-term debt, excluding current
  portion                                            34,164    36,104
 Other long-term liabilities                            168       429
                                                  ---------- ---------
 Total liabilities                                   39,104    39,947
 Partners' capital                                   54,130    46,366
                                                  ---------- ---------
     Total                                           93,234    86,313
                                                  ========== =========


                              RECONCILIATION BETWEEN NET INCOME AND
                                              EBITDDA
                                   (all amounts in $000's)

                                             Three months ended
                                       30-Sep-04  30-Sep-03  30-Jun-04

Net income                             $   1,361   $    941   $ 3,997
Added back:
 Interest, net                               698        687       776
 Depletion                                   975        779     1,294
 Depreciation and amortization               165        166       174
 Income tax expense                            -          -
Less:
 Income tax benefit                            -          -         -
                                        ---------   --------   -------
EBITDDA                                $   3,199   $  2,573   $ 6,241
                                        =========   ========   =======


                           RECONCILIATION BETWEEN CASH FROM OPERATIONS
                                           AND EBITDDA
                                    (all amounts in $000's)

                                             Three months ended
                                        30-Sep-04  30-Sep-03 30-Jun-04

Cash from operations                    $   2,763  $  2,647  $  7,272
Added back:
 Change in working capital                    237         -
 Interest                                     698       687       776
 Deferred profit                                         26        33
 Income tax expense                             -         -         -
 Other                                          2         -
Less:
 Change in working capital                             (587)   (1,834)
 Deferred profit                             (465)        -         -
 Income tax benefit                             -         -         -
 Cost of land sold                            (36)     (200)        -
 Other                                          -         -        (6)
                                         ---------  --------  --------
EBITDDA                                 $   3,199  $  2,573  $  6,241
                                         =========  ========  ========


                                         SEGMENT INFORMATION
                                       (all amounts in $000's)

                                 Three months ended  Nine months ended
                                         Sept.30,         Sept. 30,
                                       2004    2003     2004     2003

Revenues:
 Fee Timber                         $ 7,215  $5,994  $27,995  $19,107
 Timberland Management &
  Consulting (TM&C)                     477     353      999    1,036
 Real Estate                            359     218    2,677    1,214
                                     -------  ------  -------  -------
     Total                          $ 8,051  $6,565  $31,671  $21,357
                                     -------  ------  -------  -------
EBITDDA:
 Fee Timber                         $ 4,055  $3,398  $17,359  $10,959
 TM&C                                   (82)   (106)    (541)    (395)
 Real Estate                           (205)   (169)     856     (196)
 General & administrative and
  minority interest                    (569)   (550)  (1,847)  (1,814)
                                     -------  ------  -------  -------
     Total                          $ 3,199  $2,573  $15,827  $ 8,554
                                     -------  ------  -------  -------
Depreciation, depletion and
 amortization:
 Fee Timber                         $   997  $  807  $ 3,798  $ 2,526
 TM&C                                    22      16       66       50
 Real Estate                             30      23      114       62
 General & administrative                91      99      269      290
                                     -------  ------  -------  -------
     Total                          $ 1,140  $  945  $ 4,247  $ 2,928
                                     -------  ------  -------  -------
Operating income/(loss):
 Fee Timber                         $ 3,058  $2,591  $13,561  $ 8,433
 TM&C                                  (104)   (122)    (607)    (445)
 Real Estate                           (235)   (192)     742     (258)
 General & administrative              (660)   (649)  (2,116)  (2,104)
                                     -------  ------  -------  -------
     Total                          $ 2,059  $1,628  $11,580  $ 5,626
                                     -------  ------  -------  -------


                                        SELECTED STATISTICS

                              Three months ended   Nine months ended
                              30-Sep-04 30-Sep-03 30-Sep-04 30-Sep-03
Log sale volumes (thousand
 board feet):
 Export conifer                    550       947      7,732     3,580
 Domestic conifer                9,236     8,880     33,455    27,106
 Pulp conifer                    2,807     1,814      8,226     5,562
 Hardwoods                         716       408      1,803     1,642
                               --------  --------   --------  --------
 Total                          13,309    12,049     51,216    37,890
                               ========  ========   ========  ========

Average price realizations
 (per thousand board feet):
 Export conifer               $    695  $    542   $    655  $    569
 Domestic conifer                  591       492        568       516
 Pulp conifer                      226       208        227       213
 Hardwoods                         564       559        570       547
 Overall                           517       456        526       478

Owned acres                    112,240   112,200    112,240   112,200
Acres under management           5,316   104,791      5,316   104,791
Capital expenditures ($000's)      395       399      2,311     1,115
Depletion ($000's)                 975       779      3,740     2,433
Depreciation ($000's)              165       166        507       495
Debt to total capitalization        40%       45%        40%       45%


                                 QUARTER TO QUARTER COMPARISONS
                            (Amounts in $000's except per unit data)

                            Q3 2004 vs. Q3 2003  Q3 2004 vs. Q2 2004

                              Total    Per Unit     Total    Per Unit

Net income:
 3rd Quarter 2004              $1,361   $ 0.30       $ 1,361   $ 0.30
 2nd Quarter 2004                                      3,997     0.88
 3rd Quarter 2003                 941     0.21
    Variance                   $  420   $ 0.09       $(2,636)  $(0.58)

Detail of earnings
 variance:
Fee Timber
 Log price realizations (A)    $  735   $ 0.16       $     -   $    -
 Log volumes (B)                  367     0.08        (1,676)   (0.37)
 Timberland sale income             -        -             -        -
 Depletion                       (196)   (0.04)          319     0.07
 Other Fee Timber                (439)   (0.10)           43     0.01
Timberland Management &
 Consulting                                 -                     -
 Management fee changes           176     0.04          (279)   (0.06)
 Other Timberland Mgmnt &
  Consulting                     (158)   (0.03)          274     0.06
Real Estate                                 -                     -
 Environmental remediation
  reserve                        (171)   (0.04)          124     0.03
 Other Real Estate                128     0.03        (1,577)   (0.35)
General & administrative
 costs                            (11)       -            58     0.01
Interest expense                   22        -            62     0.01
Other (taxes, minority
 int., interest inc.)             (33)   (0.01)           16     0.01
                                ------   ------       -------   ------
Total change in earnings       $  420   $ 0.09       $(2,636)  $(0.58)
                                ======   ======       =======   ======


(A) Price variance allocated based on changes in price using the higher period volume.
(B) Volume variance allocated based on change in sales volume and the average log sales price for higher margin less variance in log production costs.


     CONTACT: Pope Resources
              Tom Ringo, 360-697-6626
              Fax: 360-697-1156